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                       METLIFE INVESTORS INSURANCE COMPANY
                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                       SUPPLEMENT DATED NOVEMBER 22, 2004
                                       TO
                 PROSPECTUS DATED MAY 1, 2004 (AS SUPPLEMENTED)


                METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE

                       SUPPLEMENT DATED NOVEMBER 22, 2004
                                       TO
                 PROSPECTUS DATED MAY 1, 2001 (AS SUPPLEMENTED)


This Supplement revises information contained in the prospectus referenced above for the Navigator-Select and Custom-Select variable annuity contracts issued by MetLife Investors Insurance Company and MetLife Investors Insurance Company of California ("we", "us", or "our"). This Supplement should be read and kept together with your contract prospectus or supplement for future reference. If you do not have a copy of the prospectus or supplement, write to us at 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901 or call us at (800) 343-8496 to request a free copy.

                                PORTFOLIO MERGERS

Effective November 22, 2004, the following investment portfolios offered under certain of the Navigator-Select and Custom-Select contracts will merge into other portfolios of Met Investors Series Trust ("MIST") or Metropolitan Series Fund, Inc. ("MSF"):

         J.P. Morgan Select Equity Portfolio (Class A) of MIST will be merging into the Capital Guardian U.S. Equity Portfolio (Class A) of MSF.

         J.P. Morgan Quality Bond Portfolio (Class A) of MIST will be merging into the PIMCO Total Return Portfolio (Class A) of MIST.

Except as otherwise described below, each of the surviving investment portfolios is an existing investment option under your contract. Following the date of the mergers, each of the investment portfolios being merged into other portfolios will no longer be available as investment options under your contract. On and after November 22, 2004, any purchase payments or transfers of account value, including transfers in connection with dollar cost averaging or rebalancing programs, allocated to the J.P Morgan Select Equity Portfolio or the J.P. Morgan Quality Bond Portfolio will automatically be invested in the Capital Guardian U.S. Equity Portfolio or the PIMCO Total Return Portfolio, respectively. Any withdrawals or transfers of account value requested after the mergers from the J.P. Morgan Select Equity Portfolio or the J.P. Morgan Quality Bond Portfolio will automatically be withdrawn instead from the Capital Guardian U.S. Equity Portfolio or the PIMCO Total Return Portfolio, respectively.

Effective after the close of business on November 19, 2004, Class B shares of the Capital Guardian U.S. Equity Portfolio of the Metropolitan Series Fund, Inc. will no longer be available for allocation of new purchase payments or transfers of account value (except for rebalancing and dollar cost averaging programs in existence at the time of closing).

Effective November 22, 2004, the PIMCO VIT Total Return Portfolio of the PIMCO Variable Insurance Trust (Administrative Class) will no longer be available for allocations of new purchase payments or transfers of account value (except for rebalancing and dollar cost averaging programs in existence at the time of closing).

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As a result of the mergers effective as of November 22, 2004, the following investment options are added to the following contract forms offered pursuant to the prospectus or supplement:

INVESTMENT OPTION                                               CONTRACT FORM
-----------------                                               -------------

Capital Guardian U.S. Equity Portfolio (Class A) of MSF         Navigator-Select
                                                                Custom-Select

PIMCO Total Return Portfolio (Class A) of MIST                  Navigator-Select

State Street Research Bond Income Portfolio (Class A) of MSF    Navigator-Select

The management fees and other expenses of Capital Guardian U.S. Equity Portfolio (Class A) of MSF are the same as for Capital Guardian U.S. Equity Portfolio (Class B), except that Class A shares do not have a 12b-1/Service fee. As a result, as of December 31, 2003, management fees were 0.68%, 12b-1/Service fees were 0.00%, other expenses were 0.08% and total annual portfolio expenses were 0.76%.

          ANTICIPATED MERGER OF METLIFE INVESTORS DISTRIBUTION COMPANY
                   WITH AND INTO GENERAL AMERICAN DISTRIBUTORS

Subject to regulatory approval, it is anticipated that on or about December 1, 2004, the principal underwriter of the contracts, MetLife Investors Distribution Company, will be merged with and into its affiliate, General American Distributors ("GAD"), a registered broker-dealer. As a result of the merger, GAD will become the principal underwriter of the contracts. As a part of the merger, the name of GAD will be changed to MetLife Investors Distribution Company and the executive offices will be changed to 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901. It is not anticipated that the merger will impact the distribution of the contracts or the level of compensation paid in connection with such distribution.

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                               PROSPECTUS REVISION

The following replaces the paragraph immediately preceding "AIM Variable Insurance Funds (Series 1)" in the section entitled "Investment Options" in the prospectus:

"An investment adviser or subadviser of an investment portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the investment portfolios. The amount of this compensation is based upon a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.40%. Additionally, an investment adviser or subadviser of an investment portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or other affiliate) with increased access to persons involved in the distribution of the contracts."


PLEASE READ AND RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR YOUR REFERENCE. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE.